UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2012

Digi International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34033	41-1532464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-912-3444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2012 the Board of Directors appointed the following individuals as executive officers of the company:

Jon A. Nyland — Vice President, Manufacturing Operations
Tracy L. Roberts — Vice President, Human Resources and Information Technology
David H. Sampsell — Vice President, General Counsel and Corporate Secretary

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on January 23, 2012. Of the 25,641,647 shares of our common stock eligible to vote at the meeting, 22,501,162 shares were present at the meeting by proxy or in person. The stockholders voted on the following matters:

1.	William N. Priesmeyer and Kenneth E. Millard were elected as directors for three year terms. Voting for each of their elections was:

Name	Votes “For”	Votes “Withheld”	Broker-Non-Vote
Kenneth E. Millard	19,517,397	632,363	2,351,402
William N. Priesmeyer	14,185,566	5,964,194	2,351,402

2.	A non-binding advisory vote regarding the executive compensation disclosed in our proxy statement for the annual meeting received 19,550,870 “for” votes, 590,952 “against” votes. 7,938 shares abstained from voting and there were 2,351,402 broker non-votes on this matter.

3.	A non-binding advisory vote regarding the frequency of future non-binding advisory votes regarding executive compensation received 18,034,752 votes for a 1-year frequency, 124,258 votes for a 2-year frequency and 1,980,163 votes for a 3-year frequency. 10,587 shares abstained from voting and there were 2,351,402 broker non-votes on this matter.

The Board of Directors had recommended in the proxy statement for the annual meeting that the stockholders vote for a 1-year frequency and therefore intends to adhere to the results of the non-binding advisory vote.

4.	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012 with 22,266,587 shares voting in favor of the ratification and 224,481 shares voting against the ratification. 10,114 shares abstained from voting on this matter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digi International Inc.

January 24, 2012	By:	Joseph T. Dunsmore

Name: Joseph T. Dunsmore
Title: Chairman, President and Chief Executive Officer